UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 12, 2014

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 EAST EVELYN AVENUE

MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On September 12, 2014, VIVUS, Inc., or the Company, held its 2014 Annual Meeting of Stockholders, or the Annual Meeting.  At the Annual Meeting, the Company’s stockholders elected seven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; approved, on an advisory basis, the Company’s executive compensation; ratified the Company’s appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and approved an amendment to the Company’s 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 5,950,000 shares.  As previously disclosed, the Company intends to continue to solicit stockholder approval, on an advisory basis, of the Company’s executive compensation on an annual basis at least until the next advisory vote on the frequency of stockholder advisory votes occurs.  The next advisory vote regarding the frequency of stockholder advisory votes on executive compensation is required to occur no later than the Company’s 2017 Annual Meeting of Stockholders.

The Company’s independent inspector of election reported the voting results as follows:

(i)  Election of seven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Samuel F. Colin, M.D.	33,240,903	4,906,010	45,818,506
Alexander J. Denner, Ph.D.	27,059,579	11,087,334	45,818,506
Seth H. Z. Fischer	34,510,972	3,635,941	45,818,506
Johannes J.P. Kastelein, M.D., Ph.D.	24,542,112	13,604,801	45,818,506
David Y. Norton	34,339,985	3,806,928	45,818,506
Jorge Plutzky, M.D.	34,358,144	3,788,769	45,818,506
Herman Rosenman	34,261,827	3,885,086	45,818,506

(ii)  Approval of, on an advisory basis, the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
31,178,589	4,087,044	2,881,280	45,818,506

(iii)  Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
79,597,148	3,411,201	957,070	0

(iv)  Approval of an amendment to the Company’s 2010 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 5,950,000 shares:

For	Against	Abstain	Broker Non-Votes
34,550,167	3,412,141	184,605	45,818,506

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

	By:	/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date: September 16, 2014